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[LOGO]   ALLMERICA FINANCIAL
         LIFE INSURANCE AND      440 Lincoln Street        [DELAWARE
         ANNUITY COMPANY         Worcester, MA 01653        SPL APPLICATION]

1  PAYMENT   The monetary contribution to the policy.

CHECK ONE:

/ / I have enclosed a check for my initial payment of $____________ and have received a conditional receipt.
     (Please make check payable to Allmerica Financial)

/ / My initial payment will be transferred from another insurance company. Approximate amount $____________.
     The amount of insurance purchased will be the minimum allowed by the IRS Guideline Single Premium unless you designate a higher amount $______________.
     (Please attach Transfer of Assets form)

2  ALLOCATION   How I want my payment allocated.

ALLOCATE MY PAYMENT AS FOLLOWS: Please use whole percentages. You may allocate your payment to no more than 14 of the 14 variable accounts listed below and the Fixed
Account.

YOUR TOTAL ALLOCATION MUST EQUAL 100%

_____ % Gr. & Inc. Series         _____ % Delchester Series
_____ % Devon Series              _____ % Cap. Reserves Series
_____ % DelCap Series             _____ % Strategic Inc. Series
_____ % U.S. Growth Series        _____ % Cash Reserve Series
_____ % Aggr. Gr. Series          _____ % Global Bond Series
_____ % Soc. Aware. Series        _____ % Fixed Account
_____ % REIT Series               _____ %
_____ % Small Cap Val. Series     _____ %
_____ % Trend Series              _____ %
_____ % Int'l Equity Series       _____ %
_____ % Emerging Mkts. Series     _____ %
_____ % Del. Balanced Series        100 % TOTAL
_____ % Convert. Sec. Series

Any future payment will be allocated according to this selection unless changed by me.

3  ACCOUNT REBALANCING
/ / I elect Automatic Account Rebalancing of the variable accounts to the allocations specified in Section 2, above.

     / / Monthly  / / Quarterly  / / Semi-Annually  / / Annually

(Automatic Account Rebalancing and Dollar Cost Averaging cannot be in effect simultaneously.)


4 DOLLAR COST AVERAGING

Select ONE account from which to transfer money. Be sure you have money allocated to this account in Section 2.
Transfer $____________ ($100 Minimum)

FROM:  / / Fixed Account* or  / / Cash Reserves*
       (*This account cannot be selected in the allocation below.)

EVERY:  / / Month  / / Quarter  / / 6 Mos.  / / 12 Mos.

INTO:

_____ % Gr. & Inc. Series         _____ % Delchester Series
_____ % Devon Series              _____ % Cap. Reserves Series
_____ % DelCap Series             _____ % Strategic Inc. Series
_____ % Aggr. Gr. Series          _____ % Cash Reserve Series
_____ % Soc. Aware. Series        _____ % Global Bond Series
_____ % REIT Series               _____ % Fixed Account
_____ % Small Cap Val. Series     _____ %
_____ % Trend Series              _____ %
_____ % Int'l Equity Series       _____ %
_____ % Emerging Mkts. Series     _____ %
_____ % Del. Balanced Series      _____ %
_____ % Convert. Sec. Series        100 % TOTAL

5  INSURED   The person upon whose life this insurance coverage is

______________________________________________________________________
First Name                   Middle                 Last
______________________________________________________________________
Street Address
______________________________________________________________________
City                          State                  Zip

(   )_________________________________________________________________
Daytime Telephone Number                         Years at this Address
____/_____/_____          / / M   / / F             __________________
Date of Birth                  Sex                      State of Birth
_______________________________                _______________________
Social Security/Tax I.D. Number                Driver's License Number

6  OWNER   The person or entity exercising the contract's

______________________________________________________________________
First Name                   Middle                 Last
______________________________________________________________________
Street Address
______________________________________________________________________
City                          State                  Zip
_______________________________                 ______________________
Social Security/Tax I.D. Number                 Date of Trust


AS-401                            Page 1                            DG

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7  BENEFICIARY
______________________________________________________________________
Name of Primary Beneficiary                    Relationship to Insured
______________________________________________________________________
Name of Contingent Beneficiary                 Relationship to Insured

8  REPLACEMENT OF OTHER CONTRACTS

WILL THE PROPOSED POLICY REPLACE ANY EXISTING ANNUITY OR LIFE
INSURANCE POLICY?

/ / Yes   / / No

If yes, list company name and policy number:
______________________________________________________________________

______________________________________________________________________

9  TELEPHONE ACCESS

I WILL AUTOMATICALLY BE ABLE TO TRANSFER ACCOUNT VALUES
AND CHANGE THE ALLOCATION OF FUTURE INVESTMENTS BY
TELEPHONE OR FAX UNLESS I CHECK THE BOX BELOW.

/ / I DO NOT accept the Telephone Access privilege.

(Please see additional information in the Authorization and Signature Section)

10  INFORMATION ABOUT THE INSURED

10a CURRENT EMPLOYMENT.

Employer's Name: _____________________________________________________

Occupation and Responsibilities: _____________________________________

______________________________________________________________________

10b INCOME

My annual earned income is                $___________________________

My annual unearned income is              $___________________________

My net worth is                           $___________________________

10c  DURING THE PAST YEAR, I HAVE SMOKED ONE OR MORE
     CIGARETTES, CIGARS, PIPES, OR USED CHEWING TOBACCO.
     / / Yes   / / No

10d  Height_______________                Weight______________________

11 MEDICAL HISTORY

11a  DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED
     FOR HEART, LIVER, LUNG, OR KIDNEY TROUBLE, HIGH BLOOD
     PRESSURE, STROKE, DIABETES, CANCER, NERVOUS OR
     PSYCHOLOGICAL DISORDERS, OR ALCOHOL OR DRUG ABUSE.

     / / Yes    / / No

11b  DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED
     FOR IMMUNE SYSTEM DISORDER INCLUDING ACQUIRED
     IMMUNE DEFICIENCY SYNDROME (AIDS), AIDS-RELATED
     COMPLEX, OR ANOTHER IMMUNE DISORDER.

     / / Yes    / / No

IF YOU ANSWERED "YES" TO 11a OR 11b, PLEASE COMPLETE
ITEMS 11c THROUGH 11f:

11c  I HAVE BEEN DIAGNOSED OR TREATED FOR:____________________________

     _________________________________________________________________

     _________________________________________________________________

     _________________________________________________________________

     _________________________________________________________________

     I AM CURRENTLY BEING TREATED:  / / YES   / / NO

     _________________________________________________________________
     Primary Physician's Name
     _________________________________________________________________
     Health Care Provider
     _________________________________________________________________
     Street Address
     _________________________________________________________________
     City                             State               Zip
     (   )_________________________________         ______/_____/_____
     Telephone                                      Date of Last Visit

11d  DURING THE PAST THREE YEARS, I HAVE PARTICIPATED IN, OR
     INTEND TO PARTICIPATE IN:

     / / Scuba Diving   / / Skydiving   / / Land/Water Racing
     / / Hang Gliding or similar flying activity

11e  DURING THE PAST TWO YEARS, I HAVE FLOWN, OR INTEND TO
     FLY, AS A TRAINEE, PILOT, OR CREW MEMBER.

     / / Yes     / / No

11f  DURING THE PAST THREE YEARS, I HAVE HAD A MOTOR
     VEHICLE LICENSE SUSPENDED OR REVOKED, OR BEEN
     CONVICTED OF DRIVING WHILE INTOXICATED OR OF MORE
     THAN ONE MOVING VIOLATION.

     / / Yes    / / No

AS-401                             Page 2                           DG

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AUTHORIZATIONS AND SIGNATURES

           AUTHORIZATION TO OBTAIN INFORMATION

To all physicians, medical professionals, hospitals, clinics, other health care providers, employers, Medical
Information Bureau, Inc. (MIB), consumer reporting agencies, other insurance support organizations, the United
States Internal Revenue Service, the Puerto Rico Bureau of
Income Tax, and other persons who have the types of information described about the proposed Insured:

I authorize you to give the Company, its reinsurers, or its agent (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis
(including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed Insured; and (b) any non-medical information, including but not limited to, an investigative consumer report and copies of my tax returns filed with the United States Internal Revenue Service and/or Puerto
Rico Bureau of Income Tax, which the Company believes it needs to perform the business functions described below. I also authorize the Company to give the MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

The information obtained will be used to determine if the proposed Insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force. This authorization will be valid for 30 months. I know that under Federal Regulations I may revoke this authorization as it applies to drug and alcohol abuse treatment at any time, but my revocation will not effect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.

I understand that Allmerica Financial Life Insurance and Annuity Company is authorized to honor telephone requests by me or by individuals authorized by me, to transfer account values among sub-accounts and to change the allocation of my future payments. I also understand that withdrawal of funds from my policy cannot be transacted by telephone or fax instructions.

                 VARIABLE PRODUCT DISCLOSURE

I UNDERSTAND THAT ANY DEATH BENEFITS IN EXCESS OF THE FACE AMOUNT AND ANY POLICY VALUE OF THE POLICY APPLIED FOR, MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE
OF THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT. THE POLICY VALUE ALLOCATED TO THE FIXED ACCOUNT WILL ACCUMULATE INTEREST AT A RATE SET BY THE COMPANY WHICH WILL NOT BE LESS THAN THE MINIMUM GUARANTEED RATE OF 4% ANNUALLY. THERE IS NO GUARANTEED MINIMUM POLICY VALUE. THE POLICY VALUE MAY DECREASE TO THE POINT WHERE THE POLICY WILL LAPSE AND PROVIDE NO FURTHER DEATH BENEFIT WITHOUT ADDITIONAL PAYMENTS.

               ACKNOWLEDGEMENTS AND AGREEMENTS

I acknowledge receipt of current Prospectuses describing the [Delaware SPL Application] contract that I am applying for, and the underlying funds.

It is agreed that: (1) The application consists of this application form, the medical questionnaire, if any, and the information on the Second Insured form, if it applies; (2)
The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the payment is made during the lifetime of the proposed Insured(s) and then only if the proposed Insured(s) has (have) not consulted any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but if the payment is paid prior to delivery of the policy and a conditional receipt is delivered by the registered representative, insurance will be effective subject to the terms of the conditional receipt; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

______________________________________________________________________
Signature of Insured                                        Date

______________________________________________________________________
Print Name of Insured

______________________________________________________________________
Signed at City                                              State




______________________________________________________________________
Signature of Owner (if other than Insured)                  Date

______________________________________________________________________
Print Name of Owner

______________________________________________________________________
Signed at City                                              State

AS-401                          Page 3                              DG

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FOR FINANCIAL REPRESENTATIVE USE ONLY

Does the policy applied for replace an existing annuity or life insurance policy?

/ / Yes      / / No

If yes, attach replacement forms as required.

As Registered Representative, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded to the best of my knowledge and belief.

Based on the information furnished by the Owner or Insured in this application, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the Owner. I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished by the Company were used.


______________________________________________________________________
Signature of Registered Representative                    Date

______________________________________________________________________
Print Name of Registered Representative                   Reg Rep #

______________________________________________________________________
TR Code

(   )___________________________________________(   )_________________
Telephone                                       Fax

______________________________________________________________________
Name of Broker/Dealer                               Branch #

______________________________________________________________________
Branch Office Street Address

______________________________________________________________________
City                            State                  Zip

REMARKS: _____________________________________________________________
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           FOR HOME OFFICE USE ONLY
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AS-401                            Page 4                            DG